- -----------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                        Reported):  September 20, 1996


     CS FIRST BOSTON MORTGAGE SECURITIES CORP., (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 1996 which provides for the issuance of Associates Manufactured Housing Contract Pass-Through Certificates, Series 1996-1).


                           CS FIRST BOSTON MORTGAGE SECURITIES CORP.
- -------------------------------------------------------------------
     (Exact name of registrant as specified in its charter)


         Delaware               333-11623
- ----------------------------  ------------   -------------------
(State or Other Jurisdiction  (Commission    (I.R.S. Employer
     of Incorporation)        File Number)   Identification No.)


Park Avenue Plaza
55 East 52nd Street
New York, New York                                  10055
- -----------------------------------------------------------
(Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (212) 909-2000
                                                   ----- --------


- -----------------------------------------------------------------



Item 5.  Other Events.
- ----     ------------

Filing of Computational Materials.
- ---------------------------------




     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K ("the Form 8-K"), CS First Boston Mortgage Securities Corp. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission in relation to its Associates Manufactured Housing Contract Pass-Through Certificates, Series 1996-1.

     In connection with the offering of the Associates Manufactured Housing Contract Pass-Through Certificates, Series 1996-1, CS First Boston Corporation ("CS First Boston") and Goldman, Sachs & Co. ("Goldman" and, together with CS First Boston, the "Underwriters") as Underwriters of the Certificates, each have prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although the Company provided the Underwriters with certain information regarding the characteristics of the Contracts Mortgage Loans in the related portfolio, it did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life, duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials of CS First Boston are attached hereto as Exhibit 1. The Computational Materials of Goldman are attached hereto as Exhibit 2.

- ---------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated September 18, 1996, and the Prospectus Supplement dated September 20, 1996, of CS First Boston Mortgage Securities Corp., relating to its Associates Manufactured Housing Contract Pass-Through Certificates, Series 1996-1).


Item 7.   Financial Statements, Pro Forma Financial
- ----      -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     1.   The Computational Materials of CS First Boston.

     2.   The Computational Materials of Goldman.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CS FIRST BOSTON MORTGAGE SECURITIES
                              CORP.



                              By: /s/ Joy E. Margolies
                                  ---------------------





Dated:  September 26, 1996



                                Exhibit Index
                               -------------

Exhibit                                           Page
- -------                                           ----

1.   The Computational Materials of CS First Boston

2.   The Computational Materials of Goldman



                                  EXHIBIT 1
                                 ---------




Associates Manufactured Housing Contract Pass-Through Certificates, Series 1996-1
                           Computational Materials

BOND PROFILE SUMMARY

  Class                       Original         Coupon     Avg.     CBE       1st    Last Pay      Mod.
   Name          Type            Par             %        Life    Yield      Pay                  Dur.
To Call
    A1          SENIOR          215,000,000      6.25      1.10    6.378     10/96     12/98      1.02
    A2          SENIOR          147,000,000      6.70      3.10    6.817     12/98     10/00      2.70
    A3          SENIOR          137,000,000      7.00      5.09    7.110     10/00      2/03      4.13
    A4          SENIOR           72,000,000      7.25      7.10    7.410      2/03      8/04      5.35
    A5          SENIOR          183,573,000      7.50     10.62    7.665      8/04      6/10      7.01
    A6          AA MEZZ          64,414,000      7.95     13.72    8.094      6/10      6/10      8.04
    B1          BBB SUB          69,015,000      8.05      7.45    8.195      4/01     12/07      5.31
    B2          BB SUB           32,209,764      9.00     13.11     (3)      12/07      6/10      7.10

To Maturity
    A5          SENIOR          183,573,000      7.50     10.63    7.665      8/04     12/10      7.01
    A6          AA MEZZ          64,414,000      7.95     16.24    8.095     12/10     11/15      8.77
    B1          BBB SUB          69,015,000      8.05      7.45    8.195      4/01     12/07      5.31
    B2          BB SUB           32,209,764      9.00     17.95     (3)      12/07      6/26      7.85


(1)   Data assumes a prepayment speed of 150% MHP.

(2)   Coupon and price are assumed for computational materials.

(c)   Class B-2 Certificates are not offered.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


Associates Manufactured Housing Contract Pass-Through Certificates, Series 1996-1
                           Computational Materials
BOND PROFILE SUMMARY
Percent of MHP:                  0          50        100        150          200       250        300
A1 SENIOR
Price: 99-30+          Coupon: 6.25                                         Original Par:  215,000,000
TO CALL
Bond Yield:                     6.35       6.36       6.37       6.38         6.39      6.40      6.41
Average Life:                   3.73       2.16       1.47       1.10         0.87      0.72      0.61
Duration:                       3.14       1.92       1.34       1.02         0.81      0.68      0.58
First Prin Pay:                10/96      10/96      10/96      10/96        10/96     10/96     10/96
Last Prin Pay:                  5/03      12/00       9/99      12/98         7/98      3/98     12/97

A2 SENIOR
Price: 99-30           Coupon: 6.70                                         Original Par:  147,000,000

TO CALL
Bond Yield:                     6.80       6.81       6.81       6.82         6.82      6.83      6.83
Average Life:                   8.16       5.63       4.06       3.10         2.47      2.05      1.74
Duration:                       6.07       4.53       3.43       2.70         2.20      1.85      1.58
First Prin Pay:                 5/03      12/00       9/99      12/98         7/98      3/98     12/97
Last Prin Pay:                  5/06       9/03      12/01      10/00        12/99      5/99      1/99

A3 SENIOR
Price: 99-31           Coupon: 7.00                                         Original Par:  137,000,000

TO CALL
Bond Yield:                     7.11       7.11       7.11       7.11         7.11      7.11      7.12
Average Life:                  11.05       8.43       6.47       5.09         4.03      3.34      2.84
Duration:                       7.43       6.14       5.01       4.13         3.39      2.88      2.49
First Prin Pay:                 5/06       9/03      12/01      10/00        12/99      5/99      1/99
Last Prin Pay:                  4/09      10/06       8/04       2/03         9/01     10/00      3/00

A4 SENIOR
Price: 99-23+          Coupon: 7.25                                          Original Par:  72,000,000
TO CALL
Bond Yield:                     7.39       7.40       7.40       7.41         7.42      7.43      7.44
Average Life:                  13.39      10.91       8.77       7.10         5.68      4.57      3.85
Duration:                       8.27       7.27       6.26       5.35         4.49      3.75      3.24
First Prin Pay:                 4/09      10/06       8/04       2/03         9/01     10/00      3/00
Last Prin Pay:                  2/11       6/08       6/06       8/04         2/03     12/01     12/00

A5 SENIOR
Price: 99-21+          Coupon: 7.50                                         Original Par:  183,573,000

TO CALL
Bond Yield:                     7.65       7.66       7.66       7.66         7.67      7.68      7.69
Average Life:                  16.99      14.65      12.51      10.62         8.92      7.48      6.26
Duration:                       9.23       8.53       7.78       7.01         6.22      5.47      4.77
First Prin Pay:                 2/11       6/08       6/06       8/04         2/03     12/01     12/00
Last Prin Pay:                  2/17       4/14       8/12       6/10        10/08      5/07      1/06

TO MATURITY
                                           7.66       7.66       7.66         7.67      7.68      7.69
Bond Yield:                     7.65
Average Life:                  17.01      14.65      12.52      10.63         8.93      7.48      6.26
Duration:                       9.24       8.53       7.78       7.01         6.22      5.47      4.77
First Prin Pay:                 2/11       6/08       6/06       8/04         2/03     12/01     12/00
Last Prin Pay:                 10/17       7/14       1/13      12/10         3/09      7/07      1/06

A6 AA METZ
Price: 99-29           Coupon: 7.95                                          Original Par:  64,414,000

TO CALL
Bond Yield:                     8.09       8.09       8.09       8.09         8.10      8.10      8.10
Average Life:                  20.38      17.55      15.88      13.72        12.05     10.63      9.30
Duration:                       9.72       9.11       8.69       8.04         7.46      6.91      6.33
First Prin Pay:                 2/17       4/14       8/12       6/10        10/08      5/07      1/06
Last Prin Pay:                  2/17       4/14       8/12       6/10        10/08      5/07      1/06

TO MATURITY
Bond Yield                      8.09       8.09       8.09       8.10         8.10      8.10      8.10
Average Life:                  22.89      20.36      18.12      16.24        14.51     12.89     11.43
Duration:                      10.15       9.69       9.23       8.77         8.27      7.74      7.20
First Prin Pay:                10/17       7/14       1/13      12/10         3/09      7/07      1/06
Last Prin Pay:                  6/22       4/20       7/18      11/15         2/14      9/12      1/11

B1 BBB SUB
Price: 99-30+          Coupon: 8.05                                          Original Par:  69,015,000


TO CALL
Bond Yield:                     8.19       8.19       8.19       8.19         8.20      8.20      8.20
Average Life:                  13.72      11.15       9.06       7.45         6.90      6.54      6.25
Duration:                       7.94       7.01       6.11       5.31         5.04      4.84      4.69
First Prin Pay:                 2/07       5/04       7/02       4/01         3/01      3/01      3/01
Last Prin Pay:                  2/14       2/12      10/09      12/07        12/06      3/06      7/05

TO MATURITY

Bond Yield:                     8.19       8.19       8.19       8.19         8.20      8.20      8.20
Average Life:                  13.72      11.15       9.06       7.45         6.90      6.54      6.25
Duration:                       7.94       7.01       6.11       5.31         5.04      4.84      4.69
First Prin Pay:                 2/07       5/04       7/02       4/01         3/01      3/01      3/01
Last Prin Pay:                  2/14       2/12      10/09      12/07        12/06      3/06      7/05

B2 BB SUB
Price: Not Offered     Coupon: 9.00                                          Original Par:  32,209,764

TO CALL
Average Life:                  19.49      17.08      15.20      13.11        11.69     10.47      9.27
Duration:                       8.38       7.99       7.61       7.10         6.69      6.29      5.85
First Prin Pay:                 2/14       2/12      10/09      12/07         3/06      3/06      7/05
Last Prin Pay:                  2/17       4/14       8/12       6/10         5/07      5/07      1/06

TO MATURITY
Average Life:                  23.77      21.82      19.92      17.95        16.31     14.98     13.79
Duration:                       8.71       8.48       8.20       7.85         7.30      7.30      7.04
First Prin Pay:                 2/14       2/12      10/09      12/07         3/06      3/06      7/05
Last Prin Pay:                  6/26       6/26       6/26       6/26         6/26      6/26      6/26


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.




Associates Manufactured Housing Contract Pass-Through Certificates, Series 1996-1
                           Computational Materials
Percent of Principal Outstanding of Class A-1
Percent of MHP:                                    0        100        150         300          500
 INITIAL PERCENT                                 100        100        100         100          100
 September 1997                                   89         65         53          18            0
 September 1998                                   77         31          9           0            0
 September 1999                                   64          0          0           0            0
 September 2000                                   49          0          0           0            0
 September 2001                                   32          0          0           0            0
 September 2002                                   13          0          0           0            0
 September 2003                                    0          0          0           0            0
 September 2004                                    0          0          0           0            0
 September 2005                                    0          0          0           0            0
 September 2006                                    0          0          0           0            0
 September 2007                                    0          0          0           0            0
 September 2008                                    0          0          0           0            0
 September 2009                                    0          0          0           0            0
 September 2010                                    0          0          0           0            0
 September 2011                                    0          0          0           0            0
 September 2012                                    0          0          0           0            0
 September 2013                                    0          0          0           0            0
 September 2014                                    0          0          0           0            0
 September 2015                                    0          0          0           0            0
 September 2016                                    0          0          0           0            0
 September 2017                                    0          0          0           0            0
 September 2018                                    0          0          0           0            0
 September 2019                                    0          0          0           0            0
 September 2020                                    0          0          0           0            0
 September 2021                                    0          0          0           0            0
 September 2022                                    0          0          0           0            0
 September 2023                                    0          0          0           0            0
 September 2024                                    0          0          0           0            0
 September 2025                                    0          0          0           0            0
 September 2026                                    0          0          0           0            0

Avg Life In Years:                                 3.7        1.5        1.1         0.6          0.4


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.









Associates Manufactured Housing Contract Pass-Through Certificates, Series 1996-1
                           Computational Materials
Percent of Principal Outstanding of Class A-2
Percent of MHP:                                    0        100        150         300          500
 INITIAL PERCENT                                 100        100        100         100          100
 September 1997                                  100        100        100         100           56
 September 1998                                  100        100        100          23            0
 September 1999                                  100         98         54           0            0
 September 2000                                  100         52          0           0            0
 September 2001                                  100          8          0           0            0
 September 2002                                  100          0          0           0            0
 September 2003                                   88          0          0           0            0
 September 2004                                   54          0          0           0            0
 September 2005                                   22          0          0           0            0
 September 2006                                    0          0          0           0            0
 September 2007                                    0          0          0           0            0
 September 2008                                    0          0          0           0            0
 September 2009                                    0          0          0           0            0
 September 2010                                    0          0          0           0            0
 September 2011                                    0          0          0           0            0
 September 2012                                    0          0          0           0            0
 September 2013                                    0          0          0           0            0
 September 2014                                    0          0          0           0            0
 September 2015                                    0          0          0           0            0
 September 2016                                    0          0          0           0            0
 September 2017                                    0          0          0           0            0
 September 2018                                    0          0          0           0            0
 September 2019                                    0          0          0           0            0
 September 2020                                    0          0          0           0            0
 September 2021                                    0          0          0           0            0
 September 2022                                    0          0          0           0            0
 September 2023                                    0          0          0           0            0
 September 2024                                    0          0          0           0            0
 September 2025                                    0          0          0           0            0
 September 2026                                    0          0          0           0            0

Avg Life In Years:                                 8.2        4.1        3.1         1.7          1.1



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.







Associates Manufactured Housing Contract Pass-Through Certificates, Series 1996-1
                           Computational Materials
Percent of Principal Outstanding of Class A-3
Percent of MHP:                                    0        100        150         300          500
 INITIAL PERCENT                                 100        100        100         100          100
 September 1997                                  100        100        100         100          100
 September 1998                                  100        100        100         100           11
 September 1999                                  100        100        100          35            0
 September 2000                                  100        100        100           0            0
 September 2001                                  100        100         52           0            0
 September 2002                                  100         65         13           0            0
 September 2003                                  100         30          0           0            0
 September 2004                                  100          0          0           0            0
 September 2005                                  100          0          0           0            0
 September 2006                                   87          0          0           0            0
 September 2007                                   51          0          0           0            0
 September 2008                                   16          0          0           0            0
 September 2009                                    0          0          0           0            0
 September 2010                                    0          0          0           0            0
 September 2011                                    0          0          0           0            0
 September 2012                                    0          0          0           0            0
 September 2013                                    0          0          0           0            0
 September 2014                                    0          0          0           0            0
 September 2015                                    0          0          0           0            0
 September 2016                                    0          0          0           0            0
 September 2017                                    0          0          0           0            0
 September 2018                                    0          0          0           0            0
 September 2019                                    0          0          0           0            0
 September 2020                                    0          0          0           0            0
 September 2021                                    0          0          0           0            0
 September 2022                                    0          0          0           0            0
 September 2023                                    0          0          0           0            0
 September 2024                                    0          0          0           0            0
 September 2025                                    0          0          0           0            0
 September 2026                                    0          0          0           0            0

Avg Life In Years:                                11.0        6.5        5.1         2.8          1.7



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.



Associates Manufactured Housing Contract Pass-Through Certificates, Series 1996-1
                           Computational Materials
Percent of Principal Outstanding of Class A-4
Percent of MHP:                                    0        100        150         300          500
 INITIAL PERCENT                                 100        100        100         100          100
 September 1997                                  100        100        100         100          100
 September 1998                                  100        100        100         100          100
 September 1999                                  100        100        100         100            0
 September 2000                                  100        100        100          30            0
 September 2001                                  100        100        100           0            0
 September 2002                                  100        100        100           0            0
 September 2003                                  100        100         56           0            0
 September 2004                                  100         92          0           0            0
 September 2005                                  100         37          0           0            0
 September 2006                                  100          0          0           0            0
 September 2007                                  100          0          0           0            0
 September 2008                                  100          0          0           0            0
 September 2009                                   71          0          0           0            0
 September 2010                                   17          0          0           0            0
 September 2011                                    0          0          0           0            0
 September 2012                                    0          0          0           0            0
 September 2013                                    0          0          0           0            0
 September 2014                                    0          0          0           0            0
 September 2015                                    0          0          0           0            0
 September 2016                                    0          0          0           0            0
 September 2017                                    0          0          0           0            0
 September 2018                                    0          0          0           0            0
 September 2019                                    0          0          0           0            0
 September 2020                                    0          0          0           0            0
 September 2021                                    0          0          0           0            0
 September 2022                                    0          0          0           0            0
 September 2023                                    0          0          0           0            0
 September 2024                                    0          0          0           0            0
 September 2025                                    0          0          0           0            0
 September 2026                                    0          0          0           0            0

Avg Life In Years:                                13.4        8.8        7.1         3.9          2.3



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.






Associates Manufactured Housing Contract Pass-Through Certificates, Series 1996-1
                           Computational Materials
Percent of Principal Outstanding of Class A-5
Percent of MHP:                                    0        100        150         300          500
 INITIAL PERCENT                                 100        100        100         100          100
 September 1997                                  100        100        100         100          100
 September 1998                                  100        100        100         100          100
 September 1999                                  100        100        100         100           71
 September 2000                                  100        100        100         100           18
 September 2001                                  100        100        100          75            0
 September 2002                                  100        100        100          51            0
 September 2003                                  100        100        100          31            0
 September 2004                                  100        100         97          15            0
 September 2005                                  100        100         77           3            0
 September 2006                                  100         93         58           0            0
 September 2007                                  100         73         41           0            0
 September 2008                                  100         54         25           0            0
 September 2009                                  100         38         13           0            0
 September 2010                                  100         25          0           0            0
 September 2011                                   89         14          0           0            0
 September 2012                                   69          0          0           0            0
 September 2013                                   47          0          0           0            0
 September 2014                                   22          0          0           0            0
 September 2015                                   14          0          0           0            0
 September 2016                                    8          0          0           0            0
 September 2017                                    0          0          0           0            0
 September 2018                                    0          0          0           0            0
 September 2019                                    0          0          0           0            0
 September 2020                                    0          0          0           0            0
 September 2021                                    0          0          0           0            0
 September 2022                                    0          0          0           0            0
 September 2023                                    0          0          0           0            0
 September 2024                                    0          0          0           0            0
 September 2025                                    0          0          0           0            0
 September 2026                                    0          0          0           0            0

Avg Life In Years:                                17.0       12.5       10.6         6.3          3.4






Associates Manufactured Housing Contract Pass-Through Certificates, Series 1996-1
                           Computational Materials
Percent of Principal Outstanding of Class M
Percent of MHP:                                    0        100        150         300          500
 INITIAL PERCENT                                 100        100        100         100          100
 September 1997                                  100        100        100         100          100
 September 1998                                  100        100        100         100          100
 September 1999                                  100        100        100         100          100
 September 2000                                  100        100        100         100          100
 September 2001                                  100        100        100         100           82
 September 2002                                  100        100        100         100            0
 September 2003                                  100        100        100         100            0
 September 2004                                  100        100        100         100            0
 September 2005                                  100        100        100         100            0
 September 2006                                  100        100        100           0            0
 September 2007                                  100        100        100           0            0
 September 2008                                  100        100        100           0            0
 September 2009                                  100        100        100           0            0
 September 2010                                  100        100          0           0            0
 September 2011                                  100        100          0           0            0
 September 2012                                  100          0          0           0            0
 September 2013                                  100          0          0           0            0
 September 2014                                  100          0          0           0            0
 September 2015                                  100          0          0           0            0
 September 2016                                    0          0          0           0            0
 September 2017                                    0          0          0           0            0
 September 2018                                    0          0          0           0            0
 September 2019                                    0          0          0           0            0
 September 2020                                    0          0          0           0            0
 September 2021                                    0          0          0           0            0
 September 2022                                    0          0          0           0            0
 September 2023                                    0          0          0           0            0
 September 2024                                    0          0          0           0            0
 September 2025                                    0          0          0           0            0
 September 2026                                    0          0          0           0            0

Avg Life In Years:                                20.4       15.9       13.7         9.3          5.6






Associates Manufactured Housing Contract Pass-Through Certificates, Series 1996-1
                           Computational Materials
Percent of Principal Outstanding of Class B-1
Percent of MHP:                                    0        100        150         300          500
 INITIAL PERCENT                                 100        100        100         100          100
 September 1997                                  100        100        100         100          100
 September 1998                                  100        100        100         100          100
 September 1999                                  100        100        100         100          100
 September 2000                                  100        100        100         100          100
 September 2001                                  100        100         90          80           69
 September 2002                                  100         96         71          52            0
 September 2003                                  100         79         54          29            0
 September 2004                                  100         63         38          11            0
 September 2005                                  100         49         25           0            0
 September 2006                                  100         35         13           0            0
 September 2007                                   89         22          2           0            0
 September 2008                                   72         10          0           0            0
 September 2009                                   58          0          0           0            0
 September 2010                                   44          0          0           0            0
 September 2011                                   33          0          0           0            0
 September 2012                                   20          0          0           0            0
 September 2013                                    6          0          0           0            0
 September 2014                                    0          0          0           0            0
 September 2015                                    0          0          0           0            0
 September 2016                                    0          0          0           0            0
 September 2017                                    0          0          0           0            0
 September 2018                                    0          0          0           0            0
 September 2019                                    0          0          0           0            0
 September 2020                                    0          0          0           0            0
 September 2021                                    0          0          0           0            0
 September 2022                                    0          0          0           0            0
 September 2023                                    0          0          0           0            0
 September 2024                                    0          0          0           0            0
 September 2025                                    0          0          0           0            0
 September 2026                                    0          0          0           0            0

Avg Life In Years:                                13.7        9.1        7.5         6.3          5.4


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.



                                  EXHIBIT 2
                                 ---------


Associates Manufactured Housing Contract Pass-Through Certificates,
                      Series 1996-1
                 Computational Materials

Bond Profile Summary
     Class                       Original        Coupon     Avg.      CBE      1st      Last       Mod.
      Name          Type            Par             %       Life     Yield     Pay      Pay        Dur.
TO CALLA1          SENIOR         215,000,000      6.25      1.10     6.378   10/96    12/98      1.02
       A2          SENIOR         147,000,000      6.70      3.10     6.817   12/98    10/00      2.70
       A3          SENIOR         137,000,000      7.00      5.09     7.110   10/00     2/03      4.13
       A4          SENIOR          72,000,000      7.25      7.10     7.410    2/03     8/04      5.35
       A5          SENIOR         183,573,000      7.50     10.62     7.665    8/04     6/10      7.01
       A6         AA MEZZ          64,414,000      7.95     13.72     8.094   12/10     6/10      8.04
       B1         BBB SUB          69,015,000      8.05      7.45     8.195    4/01    12/07      5.31
       B2          BB SUB          32,209,764      9.00     13.11    10.296   12/07     6/10      7.10

TO MATURITY
       A5          SENIOR         183,573,000      7.50     10.63     7.665    8/04    12/10      7.01
       A6         AA MEZZ          64,414,000      7.95     16.24     8.095   12/10    11/15      8.77
       B1         BBB SUB          69,015,000      8.05      7.45     8.195    4/01    12/07      5.31
       B2          BB SUB          32,209,764      9.00     17.95    10.295   12/07     6/26      7.85


(1) Data assumes a prepayment speed of 150% MHP.
(2) Coupon and price are assumed for computational materials.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derviatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material whether regarding the assets backing any securities discussed herein or the otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co.
is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

Goldman, Sachs & Co.



Associates Manufactured Housing Contract Pass-Through Certificates,
                      Series 1996-1
                 Computational Materials

Bond Profile Summary
Percent of MHP:            0          50         100         150         200         250         300
A1 Senior
Price:  99-30+     Coupon 6.25                                     Original Par:           215,000,000
To Call
Bond Yield:               6.35       6.36        6.37        6.38        6.39        6.40        6.41
Average Life:             3.73       2.16        1.47        1.10        0.87        0.72        0.61
Duration:                 3.14       1.92        1.34        1.02        0.81        0.68        0.58
First Prin Pay:          10/96      10/96       10/96       10/96       10/96       10/96       10/96
Last Prin Pay:            5/03      12/00        9.99       12/98        7/98        3/98       12/97

A2 Senior
Price:  99-30      Coupon 6.70                                     Original Par:           147,000,000
To Call
Bond Yield:               6.80       6.81        6.81        6.82        6.82        6.83        6.83
Average Life:             8.16       5.63        4.06        3.10        2.47        2.05        1.74
Duration:                 6.07       4.53        3.43        2.70        2.20        1.85        1.58
First Prin Pay:           5/03      12/00        9/99       12/98        7/98        3/98       12/97
Last Prin Pay:            5/06       9/03       12/01       10/00       12/99        5/99        1/99

A3 Senior
Price:  99-31      Coupon 7.00                                     Original Par:           137,000,000
To Call
Bond Yield:               7.11       7.11        7.11        7.11        7.11        7.11        7.12
Average Life:            11.05       8.43        6.47        5.09        4.03        3.34        2.84
Duration:                 7.43       6.14        5.01        4.13        3.39        2.88        2.49
First Prin Pay:           5/06       9/03       12/01       10/00       12/99        5/99        1/99
Last Prin Pay:            4/09      10/06        8/04        2/03        9/01       10/00        3/00

A4 Senior
Price:  99-23+     Coupon 7.25                                     Original Par:            72,000,000
To Call
Bond Yield:               7.39       7.40        7.40        7.41        7.42        7.43        7.44
Average Life:            13.39      10.91        8.77        7.10        5.68        4.57        3.85
Duration:                 8.27       7.27        6.26        5.35        4.49        3.75        3.24
First Prin Pay:           4/09      10/06        8/04        2/03        9/01       10/00        3/00
Last Prin Pay:            2/11       6/08        6/06        8/04        2/03       12/01       12/00

A5 Senior
Price:  99-21+     Coupon 7.50                                     Original Par:           183,573,000
To Call
Bond Yield:               7.65       7.66        7.66        7.66        7.67        7.68        7.69
Average Life:            16.99      14.65       12.51       10.62        8.92        7.48        6.26
Duration:                 9.23       8.53        7.78        7.01        6.22        5.47        4.77
First Prin Pay:           2/11       6/08        6/06        8/04        2/03       12/01       12/00
Last Prin Pay:            2/17       4/14        8/12        6/10       10/08        5/07        1/06
To Maturity
Bond Yield:               7.65       7.66        7.66        7.66        7.67        7.68        7.69
Average Life:            17.01      14.65       12.52       10.63        8.93        7.48        6.26
Duration:                 9.24       8.53        7.78        7.01        6.22        5.47        4.77
First Prin Pay:           2/11       6/08        6/06        8/04        2/03       12/01       12/00
Last Prin Pay:           10/17       7/14        1/13       12/10        3/09        7/07        1/06

A6 AA MEZZ
Price:  99-29      Coupon 7.95                                     Original Par:            64,414,000
To Call
Bond Yield:               8.09       8.09        8.09        8.09        8.10        8.10        8.10
Average Life:            20.38      17.55       15.88       13.72       12.05       10.63        9.30
Duration:                 9.72       9.11        8.69        8.04        7.46        6.91        6.33
First Prin Pay:          10/17       7/14        1/13       12/10        3/09        7/07        1/06
Last Prin Pay:            2/17       4/14        8/12        6/10       10/08        5/07        1/06
To Maturity
Bond Yield:               8.09       8.09        8.09        8.10        8.10        8.10        8.10
Average Life:            22.89      20.36       18.12       16.24       14.51       12.89       11.43
Duration:                10.15       9.69        9.23        8.77        8.27        7.74        7.20
First Prin Pay:          10/17       7/14        1/13       12/10        3/09        7/07        1/06
Last Prin Pay:            6/22       4/20        7/18       11/15        2/14        9/12        1/11

B1 BBB SUB
Price:  99-30+     Coupon 8.05                                     Original Par:            69,015,000
To Call
Bond Yield:               8.19       8.19        8.19        8.19        8.20        8.20        8.20
Average Life:            13.72      11.15        9.06        7.45        6.90        6.54        6.25
Duration:                 7.94       7.01        6.11        5.31        5.04        4.84        4.69
First Prin Pay:           2/07       5/04        7/02        4/01        3/01        3/01        3/01
Last Prin Pay:            2/14       2/12       10/09       12/07       12/06        3/06        7/05
To Maturity
Bond Yield:               8.19       8.19        8.19        8.19        8.20        8.20        8.20
Average Life:            13.72      11.15        9.06        7.45        6.90        6.54        6.25
Duration:                 7.94       7.01        6.11        5.31        5.04        4.84        4.69
First Prin Pay:           2/07       5/04        7/02        4/01        3/01        3/01        3/01
Last Prin Pay:            2/14       2/12       10/09       12/07       12/06        3/06        7/05

B2 BBB SUB
Price:  92-05      Coupon 9.00                                     Original Par:            32,209,764
To Call
Bond Yield:              10.12      10.17       10.22       10.30       10.37       10.44       10.54
Average Life:            19.49      17.08       15.20       13.11       11.69       10.47        9.27
Duration:                 8.38       7.99        7.61        7.10        6.69        6.29        5.85
First Prin Pay:           2/14       2/12       10/09       12/07       12/06        3/06        7/05
Last Prin Pay:            2/17       4/14        8/12        6/10       10/08        5/07        1/06
To Maturity
Bond Yield:              10.18      10.21       10.25       10.29       10.34       10.38       10.43
Average Life:            23.77      21.82       19.92       17.95       16.31       14.98       13.79
Duration:                 8.71       8.48        8.20        7.85        7.56        7.30        7.04
First Prin Pay:           2/14       2/12       10/09       12/07       12/06        3/06        7/05
Last Prin Pay:            6/26       6/26        6/26        6/26        6/26        6/26        6/26



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derviatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material whether regarding the assets backing any securities discussed herein or the otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co.
is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

Goldman, Sachs & Co.


Associates Manufactured Housing Contract Pass-Through Certificates,
                      Series 1996-1
                 Computational Materials

Bond Profile Summary                                       Version 2
     Class                         Original       Coupon     Avg.      CBE      1st      Last     Mod.
      Name          Type              Par            %       Life     Yield     Pay      Pay      Dur.
TO CALLA1          SENIOR         215,000,000      6.25     1.10     6.378    10/96    12/98     1.02
       A2          SENIOR         147,000,000      6.70     3.10     6.817    12/98    10/00     2.70
       A3          SENIOR         137,000,000      7.00     5.09     7.110    10/00     2/03     4.13
       A4          SENIOR          72,000,000      7.25     7.10     7.410     2/03     8/04     5.35
       A5          SENIOR         183,573,000      7.50    10.62     7.665     8/04     6/10     7.01
       A6         AA MEZZ          64,414,000      7.95    13.72     8.094     6/10     6/10     8.04
       B1         BBB SUB          69,015,000      8.05     7.45     8.195     4/01    12/07     5.31
       B2          BB SUB          32,209,764      9.00    13.11     (3)      12/07     6/10     7.10

TO MATURITY
       A5          SENIOR         183,573,000      7.50    10.63     7.665     8/04    12/10     7.01
       A6         AA MEZZ          64,414,000      7.95    16.24     8.095    12/10    11/15     8.77
       B1         BBB SUB          69,015,000      8.05     7.45     8.195     4/01    12/07     5.31
       B2          BB SUB          32,209,764      9.00    17.95     (3)      12/07     6/26     7.85


(1) Data assumes a prepayment speed of 150% MHP.
(2) Coupon and price are assumed for computational materials.
(3) Class B-2 Certificates are not offered.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derviatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material whether regarding the assets backing any securities discussed herein or the otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co.
is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

Goldman, Sachs & Co.


Associates Manufactured Housing Contract Pass-Through Certificates,
                      Series 1996-1
                 Computational Materials

Bond Profile Summary                                    Version 2
Percent of MHP:         0           50         100         150         200         250         300
A1 Senior
Price:  99-30+     Coupon 6.25                                     Original Par:           215,000,000
To Call
Bond Yield:               6.35       6.36        6.37        6.38        6.39        6.40        6.41
Average Life:             3.73       2.16        1.47        1.10        0.87        0.72        0.61
Duration:                 3.14       1.92        1.34        1.02        0.81        0.68        0.58
First Prin Pay:          10/96      10/96       10/96       10/96       10/96       10/96       10/96
Last Prin Pay:            5/03      12/00        9.99       12/98        7/98        3/98       12/97

A2 Senior
Price:  99-30      Coupon 6.70                                     Original Par:           147,000,000
To Call
Bond Yield:               6.80       6.81        6.81        6.82        6.82        6.83        6.83
Average Life:             8.16       5.63        4.06        3.10        2.47        2.05        1.74
Duration:                 6.07       4.53        3.43        2.70        2.20        1.85        1.58
First Prin Pay:           5/03      12/00        9/99       12/98        7/98        3/98       12/97
Last Prin Pay:            5/06       9/03       12/01       10/00       12/99        5/99        1/99

A3 Senior
Price:  99-31      Coupon 7.00                                     Original Par:           137,000,000
To Call
Bond Yield:               7.11       7.11        7.11        7.11        7.11        7.11        7.12
Average Life:            11.05       8.43        6.47        5.09        4.03        3.34        2.84
Duration:                 7.43       6.14        5.01        4.13        3.39        2.88        2.49
First Prin Pay:           5/06       9/03       12/01       10/00       12/99        5/99        1/99
Last Prin Pay:            4/09      10/06        8/04        2/03        9/01       10/00        3/00

A4 Senior
Price:  99-23+     Coupon 7.25                                     Original Par:            72,000,000
To Call
Bond Yield:               7.39       7.40        7.40        7.41        7.42        7.43        7.44
Average Life:            13.39      10.91        8.77        7.10        5.68        4.57        3.85
Duration:                 8.27       7.27        6.26        5.35        4.49        3.75        3.24
First Prin Pay:           4/09      10/06        8/04        2/03        9/01       10/00        3/00
Last Prin Pay:            2/11       6/08        6/06        8/04        2/03       12/01       12/00

A5 Senior
Price:  99-21+     Coupon 7.50                                     Original Par:           183,573,000
To Call
Bond Yield:               7.65       7.66        7.66        7.66        7.67        7.68        7.69
Average Life:            16.99      14.65       12.51       10.62        8.92        7.48        6.26
Duration:                 9.23       8.53        7.78        7.01        6.22        5.47        4.77
First Prin Pay:           2/11       6/08        6/06        8/04        2/03       12/01       12/00
Last Prin Pay:            2/17       4/14        8/12        6/10       10/08        5/07        1/06
To Maturity
Bond Yield:               7.65       7.66        7.66        7.66        7.67        7.68        7.69
Average Life:            17.01      14.65       12.52       10.63        8.93        7.48        6.26
Duration:                 9.24       8.53        7.78        7.01        6.22        5.47        4.77
First Prin Pay:           2/11       6/08        6/06        8/04        2/03       12/01       12/00
Last Prin Pay:           10/17       7/14        1/13       12/10        3/09        7/07        1/06

A6 AA MEZZ
Price:  99-29      Coupon 7.95                                     Original Par:            64,414,000
To Call
Bond Yield:               8.09       8.09        8.09        8.09        8.10        8.10        8.10
Average Life:            20.38      17.55       15.88       13.72       12.05       10.63        9.30
Duration:                 9.72       9.11        8.69        8.04        7.46        6.91        6.33
First Prin Pay:           2/17       4/14        8/12        6/10       10/08        5/07        1/06
Last Prin Pay:            2/17       4/14        8/12        6/10       10/08        5/07        1/06
To Maturity
Bond Yield:               8.09       8.09        8.09        8.10        8.10        8.10        8.10
Average Life:            22.89      20.36       18.12       16.24       14.51       12.89       11.43
Duration:                10.15       9.69        9.23        8.77        8.27        7.74        7.20
First Prin Pay:          10/17       7/14        1/13       12/10        3/09        7/07        1/06
Last Prin Pay:            6/22       4/20        7/18       11/15        2/14        9/12        1/11

B1 BBB SUB
Price:  99-30+     Coupon 8.05                                     Original Par:            69,015,000
To Call
Bond Yield:               8.19       8.19        8.19        8.19        8.20        8.20        8.20
Average Life:            13.72      11.15        9.06        7.45        6.90        6.54        6.25
Duration:                 7.94       7.01        6.11        5.31        5.04        4.84        4.69
First Prin Pay:           2/07       5/04        7/02        4/01        3/01        3/01        3/01
Last Prin Pay:            2/14       2/12       10/09       12/07       12/06        3/06        7/05
To Maturity
Bond Yield:               8.19       8.19        8.19        8.19        8.20        8.20        8.20
Average Life:            13.72      11.15        9.06        7.45        6.90        6.54        6.25
Duration:                 7.94       7.01        6.11        5.31        5.04        4.84        4.69
First Prin Pay:           2/07       5/04        7/02        4/01        3/01        3/01        3/01
Last Prin Pay:            2/14       2/12       10/09       12/07       12/06        3/06        7/05

B2 BBB SUB
Price:  Not
Offered            Coupon 9.00                                     Original Par:            32,209,764
To Call

Bond Yield:              10.12      10.17       10.22       10.30       10.37       10.44       10.54
Average Life:            19.49      17.08       15.20       13.11       11.69       10.47        9.27
Duration:                 8.38       7.99        7.61        7.10        6.69        6.29        5.85
First Prin Pay:           2/14       2/12       10/09       12/07       12/06        3/06        7/05
Last Prin Pay:            2/17       4/14        8/12        6/10       10/08        5/07        1/06
To Maturity
Bond Yield:              10.18      10.21       10.25       10.29       10.34       10.38       10.43
Average Life:            23.77      21.82       19.92       17.95       16.31       14.98       13.79
Duration:                 8.71       8.48        8.20        7.85        7.56        7.30        7.04
First Prin Pay:           2/14       2/12       10/09       12/07       12/06        3/06        7/05
Last Prin Pay:            6/26       6/26        6/26        6/26        6/26        6/26        6/26


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derviatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material whether regarding the assets backing any securities discussed herein or the otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co.
is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

Goldman, Sachs & Co.




Associates Manufactured Housing Contract Pass-Through Certificates,
                      Series 1996-1
                 Computational Materials

      PERCENT OF PRINCIPAL OUTSTANDING OF CLASS A-1
Percent of MHP                         0            100            150            300           500
INITIAL PERCENT                      100            100            100           100            100
September      1997                   89             65             53            18              0
September      1998                   77             31              9             0              0
September      1999                   64              0              0             0              0
September      2000                   49              0              0             0              0
September      2001                   32              0              0             0              0
September      2002                   13              0              0             0              0
September      2003                    0              0              0             0              0
September      2004                    0              0              0             0              0
September      2005                    0              0              0             0              0
September      2006                    0              0              0             0              0
September      2007                    0              0              0             0              0
September      2008                    0              0              0             0              0
September      2009                    0              0              0             0              0
September      2010                    0              0              0             0              0
September      2011                    0              0              0             0              0
September      2012                    0              0              0             0              0
September      2013                    0              0              0             0              0
September      2014                    0              0              0             0              0
September      2015                    0              0              0             0              0
September      2016                    0              0              0             0              0
September      2017                    0              0              0             0              0
September      2018                    0              0              0             0              0
September      2019                    0              0              0             0              0
September      2020                    0              0              0             0              0
September      2021                    0              0              0             0              0
September      2022                    0              0              0             0              0
September      2023                    0              0              0             0              0
September      2024                    0              0              0             0              0
September      2025                    0              0              0             0              0
September      2026                    0              0              0             0              0
Avg Life in Years:                   3.7            1.5            1.1           0.6            0.4


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derviatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material whether regarding the assets backing any securities discussed herein or the otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co.
is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

Goldman, Sachs & Co.




Associates Manufactured Housing Contract Pass-Through Certificates,
                      Series 1996-1
                 Computational Materials

         PERCENT OF PRINCIPAL OUTSTANDING OF CLASS A-2
Percent of MHP                         0            100            150            300           500
INITIAL PERCENT                      100            100            100           100            100
September      1997                  100            100            100           100             56
September      1998                  100            100            100            23              0
September      1999                  100             98             54             0              0
September      2000                  100             52              0             0              0
September      2001                  100              8              0             0              0
September      2002                  100              0              0             0              0
September      2003                   88              0              0             0              0
September      2004                   54              0              0             0              0
September      2005                   22              0              0             0              0
September      2006                    0              0              0             0              0
September      2007                    0              0              0             0              0
September      2008                    0              0              0             0              0
September      2009                    0              0              0             0              0
September      2010                    0              0              0             0              0
September      2011                    0              0              0             0              0
September      2012                    0              0              0             0              0
September      2013                    0              0              0             0              0
September      2014                    0              0              0             0              0
September      2015                    0              0              0             0              0
September      2016                    0              0              0             0              0
September      2017                    0              0              0             0              0
September      2018                    0              0              0             0              0
September      2019                    0              0              0             0              0
September      2020                    0              0              0             0              0
September      2021                    0              0              0             0              0
September      2022                    0              0              0             0              0
September      2023                    0              0              0             0              0
September      2024                    0              0              0             0              0
September      2025                    0              0              0             0              0
September      2026                    0              0              0             0              0
Avg Life in Years:                   8.2            4.1            3.1           1.7            1.1


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derviatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material whether regarding the assets backing any securities discussed herein or the otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co.
is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

Goldman, Sachs & Co.





Associates Manufactured Housing Contract Pass-Through Certificates,
                      Series 1996-1
                 Computational Materials

        PERCENT OF PRINCIPAL OUTSTANDING OF CLASS A-3
Percent of MHP                         0            100            150            300           500
INITIAL PERCENT                      100            100            100           100            100
September      1997                  100            100            100           100            100
September      1998                  100            100            100           100             11
September      1999                  100            100            100            35              0
September      2000                  100            100            100             0              0
September      2001                  100            100             52             0              0
September      2002                  100             65             13             0              0
September      2003                  100             30              0             0              0
September      2004                  100              0              0             0              0
September      2005                  100              0              0             0              0
September      2006                   87              0              0             0              0
September      2007                   51              0              0             0              0
September      2008                   16              0              0             0              0
September      2009                    0              0              0             0              0
September      2010                    0              0              0             0              0
September      2011                    0              0              0             0              0
September      2012                    0              0              0             0              0
September      2013                    0              0              0             0              0
September      2014                    0              0              0             0              0
September      2015                    0              0              0             0              0
September      2016                    0              0              0             0              0
September      2017                    0              0              0             0              0
September      2018                    0              0              0             0              0
September      2019                    0              0              0             0              0
September      2020                    0              0              0             0              0
September      2021                    0              0              0             0              0
September      2022                    0              0              0             0              0
September      2023                    0              0              0             0              0
September      2024                    0              0              0             0              0
September      2025                    0              0              0             0              0
September      2026                    0              0              0             0              0
Avg Life in Years:                  11.0            6.5            5.1           2.8            1.7


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derviatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material whether regarding the assets backing any securities discussed herein or the otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co.
is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

Goldman, Sachs & Co.





Associates Manufactured Housing Contract Pass-Through Certificates,
                      Series 1996-1
                 Computational Materials

         PERCENT OF PRINCIPAL OUTSTANDING OF CLASS A-4
Percent of MHP                         0            100            150            300           500
INITIAL PERCENT                      100            100            100           100            100
September      1997                  100            100            100           100            100
September      1998                  100            100            100           100            100
September      1999                  100            100            100           100              0
September      2000                  100            100            100            30              0
September      2001                  100            100            100             0              0
September      2002                  100            100            100             0              0
September      2003                  100            100             56             0              0
September      2004                  100             92              0             0              0
September      2005                  100             37              0             0              0
September      2006                  100              0              0             0              0
September      2007                  100              0              0             0              0
September      2008                  100              0              0             0              0
September      2009                   71              0              0             0              0
September      2010                   17              0              0             0              0
September      2011                    0              0              0             0              0
September      2012                    0              0              0             0              0
September      2013                    0              0              0             0              0
September      2014                    0              0              0             0              0
September      2015                    0              0              0             0              0
September      2016                    0              0              0             0              0
September      2017                    0              0              0             0              0
September      2018                    0              0              0             0              0
September      2019                    0              0              0             0              0
September      2020                    0              0              0             0              0
September      2021                    0              0              0             0              0
September      2022                    0              0              0             0              0
September      2023                    0              0              0             0              0
September      2024                    0              0              0             0              0
September      2025                    0              0              0             0              0
September      2026                    0              0              0             0              0
Avg Life in Years:                  13.4            8.8            7.1           3.9            2.3





Associates Manufactured Housing Contract Pass-Through Certificates,
                      Series 1996-1
                 Computational Materials

        PERCENT OF PRINCIPAL OUTSTANDING OF CLASS A-5
Percent of MHP                         0            100            150            300           500
INITIAL PERCENT                      100            100            100           100            100
September      1997                  100            100            100           100            100
September      1998                  100            100            100           100            100
September      1999                  100            100            100           100             71
September      2000                  100            100            100           100             18
September      2001                  100            100            100            75              0
September      2002                  100            100            100            51              0
September      2003                  100            100            100            31              0
September      2004                  100            100             97            15              0
September      2005                  100            100             77             3              0
September      2006                  100             93             58             0              0
September      2007                  100             73             41             0              0
September      2008                  100             54             25             0              0
September      2009                  100             38             13             0              0
September      2010                  100             25              0             0              0
September      2011                   89             14              0             0              0
September      2012                   69              0              0             0              0
September      2013                   47              0              0             0              0
September      2014                   22              0              0             0              0
September      2015                   14              0              0             0              0
September      2016                    8              0              0             0              0
September      2017                    0              0              0             0              0
September      2018                    0              0              0             0              0
September      2019                    0              0              0             0              0
September      2020                    0              0              0             0              0
September      2021                    0              0              0             0              0
September      2022                    0              0              0             0              0
September      2023                    0              0              0             0              0
September      2024                    0              0              0             0              0
September      2025                    0              0              0             0              0
September      2026                    0              0              0             0              0
Avg Life in Years:                  17.0           12.5           10.6           6.3            3.4


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derviatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material whether regarding the assets backing any securities discussed herein or the otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co.
is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

Goldman, Sachs & Co.





Associates Manufactured Housing Contract Pass-Through Certificates,
                      Series 1996-1
                 Computational Materials

           PERCENT OF PRINCIPAL OUTSTANDING OF CLASS M
Percent of MHP                         0            100            150            300           500
INITIAL PERCENT                      100            100            100           100            100
September      1997                  100            100            100           100            100
September      1998                  100            100            100           100            100
September      1999                  100            100            100           100            100
September      2000                  100            100            100           100            100
September      2001                  100            100            100           100             82
September      2002                  100            100            100           100              0
September      2003                  100            100            100           100              0
September      2004                  100            100            100           100              0
September      2005                  100            100            100           100              0
September      2006                  100            100            100             0              0
September      2007                  100            100            100             0              0
September      2008                  100            100            100             0              0
September      2009                  100            100            100             0              0
September      2010                  100            100              0             0              0
September      2011                  100            100              0             0              0
September      2012                  100              0              0             0              0
September      2013                  100              0              0             0              0
September      2014                  100              0              0             0              0
September      2015                  100              0              0             0              0
September      2016                  100              0              0             0              0
September      2017                    0              0              0             0              0
September      2018                    0              0              0             0              0
September      2019                    0              0              0             0              0
September      2020                    0              0              0             0              0
September      2021                    0              0              0             0              0
September      2022                    0              0              0             0              0
September      2023                    0              0              0             0              0
September      2024                    0              0              0             0              0
September      2025                    0              0              0             0              0
September      2026                    0              0              0             0              0
Avg Life in Years:                  20.4           15.9           13.7           9.3            5.6


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derviatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material whether regarding the assets backing any securities discussed herein or the otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co.
is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

Goldman, Sachs & Co.




Associates Manufactured Housing Contract Pass-Through Certificates,
                      Series 1996-1
                 Computational Materials

        PERCENT OF PRINCIPAL OUTSTANDING OF CLASS B-1
Percent of MHP                         0            100            150            300           500
INITIAL PERCENT                      100            100            100           100            100
September      1997                  100            100            100           100            100
September      1998                  100            100            100           100            100
September      1999                  100            100            100           100            100
September      2000                  100            100            100           100            100
September      2001                  100            100             90            80             69
September      2002                  100             96             71            52              0
September      2003                  100             79             54            29              0
September      2004                  100             63             38            11              0
September      2005                  100             49             25             0              0
September      2006                  100             35             13             0              0
September      2007                   89             22              2             0              0
September      2008                   72             10              0             0              0
September      2009                   58              0              0             0              0
September      2010                   44              0              0             0              0
September      2011                   33              0              0             0              0
September      2012                   20              0              0             0              0
September      2013                    6              0              0             0              0
September      2014                    0              0              0             0              0
September      2015                    0              0              0             0              0
September      2016                    0              0              0             0              0
September      2017                    0              0              0             0              0
September      2018                    0              0              0             0              0
September      2019                    0              0              0             0              0
September      2020                    0              0              0             0              0
September      2021                    0              0              0             0              0
September      2022                    0              0              0             0              0
September      2023                    0              0              0             0              0
September      2024                    0              0              0             0              0
September      2025                    0              0              0             0              0
September      2026                    0              0              0             0              0
Avg Life in Years:                  13.7            9.1            7.5           6.3            5.4


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derviatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material whether regarding the assets backing any securities discussed herein or the otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

Goldman, Sachs & Co.